Exhibit 32.2

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Report of Oranco, Inc. (the “Registrant”) on Form 10-Q for the period ending September 30, 2019 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Sze Lok (Patrick) Wong, certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to Section. 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

(1)	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date: November 18, 2019	By:	/s/ Sze Lok (Patrick) Wong
Sze Lok (Patrick) Wong
Chief Financial Officer
(Principal Financial Officer)